Exhibit 99.1


For Further Information:

Howard N. Feist
Chief Financial Officer
(781) 237-6655


                     AMERICAN BILTRITE REPORTS 2005 RESULTS

      WELLESLEY HILLS, MA, MARCH 14, 2006 - American Biltrite Inc. (AMEX:ABL) reported today its results for 2005. Net sales for the year ended December 31, 2005 were $445.2 million, up 2.6% from $433.9 million in 2004. During 2005, American Biltrite's 55% owned consolidated subsidiary Congoleum Corporation (AMEX:CGM) recorded charges of $25.3 million for asbestos-related reorganization costs compared with $5.0 million in 2004. American Biltrite's consolidated net loss for 2005, including Congoleum's asbestos-related charges, was $17.6 million compared with net income of $2.0 million in 2004. The net loss per share in 2005 was $5.12 compared with net income per basic share of $0.57 in 2004. Had we accounted for our investment in Congoleum on the equity method, American Biltrite would have reported sales in 2005 of $207.5 million compared with $204.4 million in 2004 and net income of $3.8 million in 2005 compared with a net loss of $967 thousand in 2004. These results for 2005 include a gain of $887 thousand (net of taxes and non-controlling interest), or $0.26 per share, on the sale of a property relating to a former operation and expense recoveries of $1.8 million (net of taxes), or $0.52 per share, resulting from an insurance settlement.

      Roger S. Marcus, Chairman of the Board, commented "I am very pleased with our results last year. Excluding results of Congoleum, which are primarily a reflection of its asbestos reorganization, ABI's operating income nearly tripled from 2004 to 2005. While a large portion of this improvement came from initiatives to generate cash through an insurance settlement and a building sale, we also saw solid operating improvements at our manufacturing operations despite extraordinary cost pressures from raw material and energy inflation. Our people responded with selling price increases, programs to improve efficiency, and targeted reductions in operating expenses. The Tape operation deserves great credit for turning its 2004 loss into a profit for 2005 in this difficult environment. While our Canadian division was unprofitable, it also showed improved results, a performance made all the more challenging by a stronger Canadian dollar."

      Mr. Marcus continued "Results at K&M, our jewelry business, in 2005 were not as strong as 2004. A major portion of K&M's sales are to one mass merchandiser, who changed its product strategy and focus during 2005. While this resulted in some lost business and additional markdowns last year, I am optimistic that our design and sourcing capabilities will enable us to support them in their new direction as successfully as we have done in the past. I am also encouraged by the new opportunities resulting from K&M's expansion into the theme park and tourism retail category through its recent acquisition of Jay Jewelry."

      Mr. Marcus concluded by saying "Excluding the costs associated with its asbestos situation and reorganization, Congoleum was modestly profitable in 2005. While these results were below 2004 results, Congoleum also faced dramatic increases in raw material and energy costs last year. By increasing prices, focusing on manufacturing improvements, and reducing other costs, the operating results were kept positive. Due to the litigation surrounding its reorganization efforts and the anticipated timing of getting a new plan confirmed, Congoleum's results were overshadowed by special charges last year. On a positive note, we believe that the form of the modified Congoleum reorganization plan that we understand Congoleum is currently pursuing is intended to eliminate certain issues that have been raised with prior versions of Congoleum's plans, and we are hopeful that Congoleum's plan will be confirmed before the end of 2006. "

      American Biltrite owns 55% of the common stock outstanding of Congoleum. Generally accepted accounting principles require that American Biltrite recognize 100% of Congoleum's losses in excess of Congoleum's equity. Because Congoleum has a deficit in equity, American Biltrite's consolidated results for 2005 reflect the entire $25.3 million charge that Congoleum recognized in 2005 related to Congoleum's asbestos-related reorganization costs. Through December 31, 2005, American Biltrite has recognized a cumulative $45.0 million of Congoleum's losses in excess of Congoleum's equity in its consolidated financial statements. However, Congoleum is separately financed and American Biltrite neither guaranties nor is otherwise obligated for any of Congoleum's debts. American Biltrite has no recorded value at risk or economic obligation related to this $45.0 million and does not anticipate that Congoleum's plan of reorganization would have any significant adverse effect on the rest of American Biltrite's operations. Furthermore, American Biltrite's lending agreements require that its investment in Congoleum be accounted for under the equity method of accounting and not consolidated for purposes of determining American Biltrite's compliance with the financial covenants under those agreements. Had the Company been permitted by generally accepted accounting principles to account for its investment in Congoleum under the equity method, its net loss for the year ended December 31, 2005 would have been reduced by $21.6 million (which would have resulted in positive earnings for the Company on a consolidated basis), and its consolidated equity at December 31, 2005 would have been increased by $45.0 million.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THE ABOVE NEWS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, THAT INVOLVE RISKS, UNCERTAINTIES AND ASSUMPTIONS. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON AMERICAN BILTRITE'S EXPECTATIONS, AS OF THE DATE OF THIS RELEASE, OF FUTURE EVENTS. AMERICAN BILTRITE UNDERTAKES NO OBLIGATION TO UPDATE ANY OF THESE FORWARD LOOKING STATEMENTS. ALTHOUGH AMERICAN BILTRITE BELIEVES THAT ITS EXPECTATIONS ARE BASED ON REASONABLE ASSUMPTIONS, WITHIN THE BOUNDS OF ITS KNOWLEDGE OF ITS BUSINESS AND EXPERIENCE, THERE CAN BE NO ASSURANCE THAT ACTUAL RESULTS WILL NOT DIFFER MATERIALLY FROM EXPECTATIONS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM EXPECTATIONS INCLUDE: (I) THE FUTURE COST AND TIMING OF ESTIMATED ASBESTOS LIABILITIES AND PAYMENTS; (II) AVAILABILITY OF INSURANCE COVERAGE AND REIMBURSEMENT FROM INSURANCE COMPANIES THAT UNDERWROTE THE APPLICABLE INSURANCE POLICIES FOR ASBESTOS-RELATED CLAIMS, INCLUDING INSURANCE COVERAGE AND REIMBURSEMENT FOR ASBESTOS CLAIMANTS UNDER THE PROPOSED CONGOLEUM REORGANIZATION PLAN, WHICH CERTAIN INSURERS HAVE OBJECTED TO IN

BANKRUPTCY COURT AND ARE LITIGATING IN NEW JERSEY STATE COURT; (III) COSTS RELATING TO THE EXECUTION AND IMPLEMENTATION OF ANY PLAN OF REORGANIZATION PURSUED BY CONGOLEUM OR RELATING TO ANY OTHER PLAN OF REORGANIZATION PROPOSED BY ANY OTHER PARTY IN INTEREST; (IV) TIMELY REACHING AGREEMENT WITH OTHER CREDITORS, OR CLASSES OF CREDITORS, THAT EXIST OR MAY EMERGE; (V) SATISFACTION OF THE CONDITIONS AND OBLIGATIONS UNDER THE COMPANY'S AND CONGOLEUM'S OUTSTANDING DEBT INSTRUMENTS, AND AMENDMENT OF THOSE OUTSTANDING DEBT INSTRUMENTS, AS NECESSARY, TO PERMIT CONGOLEUM AND THE COMPANY TO SATISFY THEIR OBLIGATIONS UNDER CONGOLEUM'S PLAN OF REORGANIZATION AND TO MAKE CERTAIN FINANCIAL COVENANTS IN THOSE DEBT INSTRUMENTS LESS RESTRICTIVE; (VI) THE EXTENT TO WHICH AMERICAN BILTRITE'S EQUITY INTEREST IN CONGOLEUM IS DILUTED OR OTHERWISE REDUCED IN CONNECTION WITH ANY PLAN OF REORGANIZATION; (VII) THE RESPONSE FROM TIME-TO-TIME OF THE COMPANY'S AND CONGOLEUM'S LENDERS, CUSTOMERS, SUPPLIERS AND OTHER CONSTITUENCIES TO THE ONGOING PROCESS ARISING FROM THE STRATEGY TO SETTLE ASBESTOS LIABILITY; (VIII) CONGOLEUM'S ABILITY TO MAINTAIN DEBTOR-IN-POSSESSION FINANCING SUFFICIENT TO PROVIDE IT WITH FUNDING THAT MAY BE NEEDED DURING THE PENDENCY OF ITS CHAPTER 11 CASE AND TO OBTAIN EXIT FINANCING SUFFICIENT TO PROVIDE IT WITH FUNDING THAT MAY BE NEEDED FOR ITS OPERATIONS AFTER EMERGING FROM THE BANKRUPTCY PROCESS, IN EACH CASE, ON REASONABLE TERMS;
(IX) TIMELY OBTAINING SUFFICIENT CREDITOR AND COURT APPROVAL OF ANY REORGANIZATION PLAN AND THE COURT OVERRULING ANY OBJECTIONS TO THE PLAN THAT MAY BE FILED; (X) COSTS OF, DEVELOPMENTS IN AND THE OUTCOME OF INSURANCE COVERAGE LITIGATION PENDING IN NEW JERSEY STATE COURT INVOLVING CONGOLEUM AND CERTAIN INSURERS; (XI) THE EXTENT TO WHICH CONGOLEUM IS ABLE TO OBTAIN REIMBURSEMENT FOR COSTS IT INCURS IN CONNECTION WITH THE INSURANCE COVERAGE LITIGATION; (XII) COMPLIANCE WITH THE UNITED STATES BANKRUPTCY CODE, INCLUDING SECTION 524(g);
(XIII) THE IMPACT ANY ADOPTED FEDERAL LEGISLATION ADDRESSING ASBESTOS PERSONAL INJURY CLAIMS MAY HAVE ON THE COMPANY'S OR CONGOLEUM'S BUSINESSES, RESULTS OF OPERATIONS OR FINANCIAL CONDITIONS; (XIV) THE ABILITY OF THE COMPANY TO REPLACE OR REFINANCE ITS SECURED CREDIT FACILITY ON OR PRIOR TO SEPTEMBER 30, 2006, THE FINAL MATURITY DATE OF THAT FACILITY, (XV) THE FUTURE COST AND TIMING OF PAYMENTS ASSOCIATED WITH AND AVAILABILITY OF INSURANCE COVERAGE FOR ENVIRONMENTAL AND NON-ASBESTOS RELATED PRODUCT AND GENERAL LIABILITY CLAIMS;
(XVI) INCREASES IN RAW MATERIAL PRICES; (XVII) INCREASED COMPETITIVE ACTIVITY FROM COMPETITORS, SOME OF WHICH HAVE GREATER RESOURCES AND BROADER DISTRIBUTION CHANNELS; (XVIII) UNFAVORABLE DEVELOPMENTS IN VARIOUS MARKETS FOR THE COMPANY'S OR ITS SUBSIDIARIES' PRODUCTS OR IN THE NATIONAL ECONOMY IN GENERAL, (XIX) SHIPMENT DELAYS, DEPLETION OF INVENTORY AND INCREASED PRODUCTION COSTS RESULTING FROM UNFORESEEN DISRUPTIONS OF OPERATIONS AT ANY OF THE COMPANY'S OR ITS SUBSIDIARIES' FACILITIES OR DISTRIBUTORS; (XX) THE INCURRENCE OF PRODUCT WARRANTY COSTS, (XXI) CHANGES IN CUSTOMERS FOR THE COMPANY'S OR ITS SUBSIDIARIES' PRODUCTS AND (XXII) AMERICAN BILTRITE'S ABILITY TO TIMELY SELL OR OTHERWISE DISPOSE OF THE PROPERTY FROM ITS DISCONTINUED OPERATIONS RELATING TO ITS JANUS FLOORING CORPORATION SUBSIDIARY ON TERMS ACCEPTABLE TO AMERICAN BILTRITE AND IN ACCORDANCE WITH APPLICABLE REGULATORY OR OTHER LEGAL REQUIREMENTS, INCLUDING CANADIAN REGULATIONS AND LAWS. IN ADDITION, IN VIEW OF AMERICAN BILTRITE'S RELATIONSHIPS WITH CONGOLEUM, AMERICAN BILTRITE COULD BE AFFECTED BY CONGOLEUM'S NEGOTIATIONS REGARDING ITS PURSUIT OF A PLAN OF REORGANIZATION, AND THERE CAN BE NO ASSURANCE AS TO WHAT THAT IMPACT, POSITIVE OR NEGATIVE, MIGHT BE. IN ANY EVENT, THE FAILURE OF CONGOLEUM TO OBTAIN CONFIRMATION AND CONSUMMATION OF ITS ANTICIPATED PLAN OF REORGANIZATION WOULD HAVE A MATERIAL ADVERSE EFFECT ON CONGOLEUM'S BUSINESS, RESULTS OF OPERATIONS OR FINANCIAL CONDITION AND COULD HAVE A MATERIAL ADVERSE EFFECT ON AMERICAN BILTRITE'S BUSINESS, RESULTS OF OPERATIONS OR FINANCIAL CONDITION. ACTUAL RESULTS COULD DIFFER SIGNIFICANTLY AS A RESULT OF THESE AND OTHER FACTORS DISCUSSED IN AMERICAN BILTRITE'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004 AND ITS SUBSEQUENT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                             AMERICAN BILTRITE INC.

            RESULTS FOR THE THREE MONTHS (UNAUDITED) AND YEARS ENDED
                           DECEMBER 31, 2005 AND 2004
                        ($000, except per share amounts)

                                     Three Months Ended               Year Ended
                                        December 31                   December 31
                                    2005           2004           2005           2004
                                 -----------    -----------    -----------    -----------

Net sales                        $   114,054    $   108,772    $   445,172    $   433,869
                                 ===========    ===========    ===========    ===========

Income (loss) before other
  items                          $    (4,514)   $       870    $   (16,760)   $     2,489
Noncontrolling interests                  (4)            34           (636)          (107)
                                 -----------    -----------    -----------    -----------

(Loss) income from continuing
  operations                          (4,518)           904        (17,396)         2,382
Discontinued operation                   (44)           (87)          (237)          (429)
                                 -----------    -----------    -----------    -----------

Net (loss) income                $    (4,562)   $       817    $   (17,633)   $     1,953
                                 ===========    ===========    ===========    ===========

Basic earnings per share:
(Loss) income per common share
  from continuing operations     $     (1.31)   $      0.26    $     (5.05)   $      0.69
Discontinued operation                 (0.01)         (0.02)         (0.07)         (0.12)
                                 -----------    -----------    -----------    -----------

Net (loss) income per share      $     (1.32)   $      0.24    $     (5.12)   $      0.57
                                 ===========    ===========    ===========    ===========

Diluted earnings per share(1):
(Loss) income per common share
  from continuing operations     $     (1.31)   $      0.24    $     (5.05)   $      0.66
Discontinued operation                 (0.01)         (0.02)         (0.07)         (0.12)
                                 -----------    -----------    -----------    -----------

Net (loss) income per share      $     (1.32)   $      0.22    $     (5.12)   $      0.54
                                 ===========    ===========    ===========    ===========

Weighted average number of
  common and equivalent shares
  outstanding
   Basic                           3,441,551      3,441,551      3,441,551      3,441,551
   Diluted                         3,441,551      3,445,403      3,441,551      3,458,171

(1) Diluted earnings per share for the three months and year ended December 31, 2004 include the dilutive effect of Congoleum's stock options during those periods. During the three months and year ended December 31, 2005, Congoleum's stock options had no effect on American Biltrite Inc.'s diluted earnings per share.

                             AMERICAN BILTRITE INC.

            RESULTS FOR THE THREE MONTHS (UNAUDITED) AND YEARS ENDED
                           DECEMBER 31, 2005 AND 2004
                                   BY SEGMENT
                                     ($000)

                                     Three Months Ended          Year Ended
                                        December 31              December 31
                                     2005         2004        2005          2004
                                  ---------    ---------    ---------    ---------

Net sales
  Tape products                   $  24,230    $  20,638    $  96,103    $  85,560
  Jewelry                            16,207       22,170       62,790       75,757
  Canadian division                  12,236       10,293       48,653       43,059
                                  ---------    ---------    ---------    ---------
                                     52,673       53,101      207,546      204,376
  Flooring products                  61,381       55,671      237,626      229,493
                                  ---------    ---------    ---------    ---------

    Total net sales               $ 114,054    $ 108,772    $ 445,172    $ 433,869
                                  =========    =========    =========    =========

Net (loss) income
  Tape products                   $    (497)   $    (563)   $     822    $    (857)
  Jewelry                               303        1,895        2,162        5,400
  Canadian division                     716         (888)      (1,143)      (1,782)
  Corporate expenses                  2,179        1,531        4,387        2,085
  Discontinued operations               (44)         (87)        (237)        (429)
  Eliminations                         (303)      (1,896)      (2,151)      (5,384)
                                  ---------    ---------    ---------    ---------
    Total American Biltrite net       2,354           (8)       3,840         (967)
      income (loss)

  Eliminations                           34          (45)         102          (28)
  Flooring products                  (6,950)         870      (21,575)       2,948
                                  ---------    ---------    ---------    ---------

    Consolidated net (loss)
      income                      $  (4,562)   $     817    $ (17,633)   $   1,953
                                  =========    =========    =========    =========

The Flooring product segment's loss for 2005 includes a $25.3 million charge ($15.5 million in the second quarter and $9.8 million in the fourth quarter) by Congoleum to increase its reserves for asbestos related reorganization costs. Congoleum also recorded a $5.0 million charge during the fourth quarter of 2004. Corporate expenses for the year ended December 31, 2005 include a gain of $2.3 million from the sale of a warehouse during the first quarter and an expense recovery of $2.9 million from an insurance settlement during the fourth quarter.